SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

 Filed by the Registrant [ X ]

 Filed by a party other than the Registrant [   ]

 Check the appropriate box:

 [  ]  Preliminary Proxy Statement         [  ]  Confidential, for Use of the
                                                 Commission      Only     (as
                                                 permitted   by   Rule   14a-
                                                 6(e)(2))
 [X ]  Definitive Proxy Statement
 [  ]  Definitive Additional Materials
 [  ]  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                             MicroFrame, Inc.

               (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [X]   $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),  14a-6(i)(1), or 14a-
       6(i)(2) or Item 22(a)(2) of Schedule 14A.

 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

 [ ]   Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
       11.
       (1) Title of each class of securities to which transaction applies:

           ______________________________________________________________

       (2) Aggregate number of securities to which transaction applies:

           ______________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           ______________________________________________________________

       (4) Proposed maximum aggregate value of transaction:

           ______________________________________________________________

       (5) Total fee paid:

           ______________________________________________________________

 [ ]   Fee paid previously with preliminary materials.



 [  ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

           ______________________________________________________________

       (2) Form, Schedule or Registration Statement No.:

           ______________________________________________________________

       (3) Filing Party:

           ______________________________________________________________

       (4) Date Filed:

           ______________________________________________________________





























                                MICROFRAME, INC.
                                21 Meridian Road
                            Edison, New Jersey 08820

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on September 18, 1995


  To the Shareholders of MICROFRAME, INC.:

                  NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders (the "Meeting") of MicroFrame, Inc., a New Jersey corporation (the "Company"), will be held at Bloomberg Business News, 499 Park Avenue , New York, New York 10022, on September 18, 1995, at 9:30 A.M., New York City time, for the following purposes:

                  1. To elect a board of seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

                  2. To take action concerning approval of an amendment to the Company's 1994 Stock Option Plan;

                  3.    T o   ratify  and  approve  the  appointment  of  Price
  Waterhouse LLP to serve as the Company' s independent accountants for the fiscal year ending March 31, 1996; and

                  4. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the Meeting.

                  The Board of Directors has fixed the close of business on August 11, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the Meeting to be held.

                  ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                           By Order of the Board of Directors,



                                           Michael Radomsky, Secretary
                                           Edison, New Jersey
                                           August 17, 1995

                   IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM
                        BE COMPLETED AND RETURNED PROMPTLY

                                MICROFRAME, INC.
                                21 Meridian Road
                            Edison, New Jersey 08820
                                ---------------
                                PROXY STATEMENT
                                ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               September 18, 1995


                             SOLICITATION OF PROXIES


                   This Proxy Statement is furnished in connection with the solicitation by the board of directors ("Board of Directors" or "the Board") of MicroFrame, Inc., a New Jersey corporation (the "Company"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on September 18, 1995 (the "Meeting"), at 9:30 A.M., New York City time, at
  Bloomberg Business News, 499 Park Avenue, New York, New York 10022 and at any adjournment or postponement thereof.

                   A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a shareholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any shareholder present at the Meeting may revoke his or her proxy there at and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted
  thereon.    If  no  direction  is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for approval of an amendment to the Company's 1994 Stock Option Plan (the "1994 Plan"), (iii) for ratification and approval of the appointment of Price Waterhouse LLP to serve as the Company's independent accountants for the fiscal year ending March 31, 1996 and (iv) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

                   The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their
  proxies.    This  Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about August 17, 1995.







                   The  close  of business on August 11, 1995 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. On that date there were 3,686,798 shares of common stock, par value $.001 per share, of the Company ("Common Stock") outstanding. Each share entitles the holder thereof to one vote and a vote of a majority of the shares present, or represented, and entitled to vote at the Meeting is required to approve each proposal to be
  acted  upon  at  the  Meeting.    The holders of a majority of the shares of
  Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the t r ansaction of business at the Meeting and at any adjournment or postponement thereof.















































                                  PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


                   At the Meeting, the shareholders will elect seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy Statement intend to cast all proxies received for the election of Messrs. Stephen M. Deixler, Lonnie L. Sciambi, Michael Radomsky, William H. Whitney, David I. Gould, Michehl R. Gent and Stephen P. Roma (the "nominees") to serve as directors upon their nomination at the
  Meeting.    On  October  11,  1994,  the  Board of Directors of  the Company
  increased  the  number  of directors that constitute the Board from seven to
  nine  members.    At  the  Meeting  a total of seven nominees will stand for election. The Company's Nominating Committee is presently considering additional candidates for the two vacant seats on the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named and the seven nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors.

                   Each of the nominees has consented to serve as a director if
  elected.    All  of  the  nominees  currently  serve  as  a director. Unless authority to vote for any director is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. In the event that any of the nominees for director should before the Meeting become unable to serve or for good cause will not serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

  Directors and Executive Officers

                   The directors and executive officers of the Company, their ages and present positions with the Company are as follows:


                                                                       Director
  Name                  Age      Position Held with the Company         Since
  ----                  ---      ------------------------------        --------

  Stephen M. Deixler(1) 60       Chairman of the Board of Directors,     1985
                                 Treasurer

  Lonnie L. Sciambi     51       President and Chief Executive           1995
                                 Officer, Director

  Michael Radomsky      42       Executive Vice President, Secretary,    1982
                                 Director

  William H. Whitney    40       Vice President - Research and           1982
                                 Development, Assistant Secretary,
                                 Director





  David I. Gould*       65       Director                                1985

  Michehl R. Gent(1)    54       Director                                1984

  Stephen P. Roma(1)*   48       Director                                1991

  Stephen B. Gray       38       Senior Vice President - Sales,
                                 Marketing and Support

  Mark A. Simmons       34       Vice President - Operations, Chief
                                 Financial Officer

  Robert M. Groll       61       Vice President - Marketing

  ______________________________
  (1)     Member of Compensation/Stock Option Committee
   *      Member of Nominating Committee

  Information about Nominees

          Set forth below is certain information with respect to each nominee:

          STEPHEN M. DEIXLER has been Chairman of the Board of Directors since 1985 and served as Chief Executive Officer of the Company from June 1985 through October 1994. He was President of the Company from May 1982 to June 1985 and served as Treasurer of the Company from its formation in 1982 until September 1993 and currently has served as Treasurer of the Company since October 1994. Mr. Deixler is also currently a director of Farrington Bank. During April 1995, Mr. Deixler sold his interest in Princeton Credit Corporation, a company engaged in the business of buying, selling, and leasing high technology products, to Greyvest Capital Inc., a Toronto Stock Exchange company. Prior to the sale, Mr. Deixler was Chairman of Princeton
  Credit   Corporation.    He  previously  served  as  President  of  Atlantic
  International Brokerage, a leasing company, which is a wholly owned subsidiary of Atlantic Computer Systems, Inc., which was liquidated as a result of the bankruptcy proceedings of its parent company, Atlantic Computer Systems PLC. Prior to holding this position, he was President and sole shareholder of Princeton Computer Associates, Inc. ("PCA"). PCA was a company engaged in the business of buying, selling and leasing of large-scale computer systems as well as functioning in consulting and facilities management and was sold to Atlantic Computer Systems, Inc. in 1988. From
  1964 to 1970, Mr. Deixler worked for Honeywell, Inc. a New York Stock Exchange listed company, as a systems analyst, sales representative and ultimately as a sales manager.

          LONNIE L. SCIAMBI has been the Company s President since November 1994, its Chief Executive Officer since October 1994 and has served as a director since June 1995. He served as Acting Chief Executive Officer from June 1994 through October 1994 and Acting Chief Financial Officer from






  November 1994 until January 1995. Prior to joining the Company, Mr. Sciambi was President and Chief Executive Officer of Perceptive Solutions, Inc., a Dallas, Texas-based provider of intelligent disk controller products from December 1993. From March 1993 to December 1993, and from January 1989 to November 1991, Mr. Sciambi was Managing Partner of Technology Directions Group, which was founded by Mr. Sciambi, and provided management consulting and investment banking services, exclusively focused on small technology companies. From December 1991 to February 1993, Mr. Sciambi was President and Chief Executive Officer of Integrated Multimedia Solutions, Inc., which designed and developed multimedia PCs, and computer-based training solutions. From 1986 through 1988, he was Executive Vice President, responsible for all the software businesses of MTech Corp., an Irving, Texas-based bank computer services firm.

          MICHAEL RADOMSKY is an original founder of the Company and has been the Executive Vice President and a director since the Company s formation in 1982 and has served as Secretary of the Company since November 1994. He is currently responsible for all International Operations. Previously, he has
  been    charged  with  multiple  tasks,  the  most  important  being  the identification of industry directions, and the technical appropriateness of Company designs as well as products acquired, licensed or jointly developed with others. In addition, Mr. Radomsky has been responsible for the design of network topologies for large corporate customers, ensuring compatibility for future products. Mr. Radomsky has also previously been responsible for the Company s technical support, purchasing and manufacturing operations. Prior to 1989, Mr. Radomsky was responsible for the mechanical and electronic engineering of the Company's products.

          WILLIAM H. WHITNEY is an original founder of the Company and has been the Vice President - Software Development (which title has currently been changed to Vice President - Research and Development ) and a director since the Company's formation in 1982 and has served as Assistant Secretary of the Company since November 1994. Along with Mr. Radomsky, he developed all of the Company's initial products, including the DL-4000 and the IPC product
  line.   As Vice President -  Research and Development, Mr. Whitney, has been responsible for development of hardware and software for all of the Company's standard offerings, including all products being sold through OEM and distributor channels.

          DAVID I. GOULD, retired as Vice Chairman of the Board of Directors at the end of April 1995, a position which he had served since December 1993. He presently is a director of the Company and has been since April 1985. Since his retirement, he has served as a consultant to the Company . He served as President and Chief Operating Officer of the Company from June 1985 until December 1993. He was Vice President-Marketing of the Company
  from April 1985 until June 1985. From 1982 until joining the Company in 1985, he was an officer of The Ultimate Corporation ("Ultimate"), a computer
  manufacturer,  formerly    listed on the New York Stock Exchange, eventually
  serving as Senior Vice President of Marketing. During his three years at Ultimate, Mr. Gould managed the growth of that company's revenues from $40
  million  to  more  than  $100  million.    From  1978 to 1982, Mr. Gould was
  employed by Honeywell, Inc. ultimately as Director of Headquarters Marketing Minicomputer Operations and Director of Marketing, Page Printing Operations. From 1975 to 1978, Mr. Gould had sales experience at General Automation,






  Inc., a company traded over-the-counter, including serving as Eastern Regional Director. From 1972 to 1975, Mr. Gould was Senior Vice President of Marketing of Computer Optics, Inc., a privately-held terminal manufacturer. From 1969 to 1972, Mr. Gould was Vice President, Sales, Eastern Operations at Recognition Equipment, Inc.

          MICHEHL R. GENT has been a director of the Company since October 1984 and is the President of the North American Electric Reliability Council ("NERC"), an association of the North American electric utilities responsible for establishing various operating standards and criteria for
  that  industry.    Mr. Gent joined NERC in 1980 as Executive Vice President.
  From 1973 to 1980 he was the General Manager of the Florida Coordinating Group, a power pool of electric utilities in Florida. He holds a Master of Science in Electrical Engineering from the University of Southern California
  and  is  a  Registered  Professional  Engineer.   He also belongs to several
  industry professional groups and is the author of several technical papers.

          STEPHEN P. ROMA has been a director of the Company since August 1991. During April 1995, he sold his interest in Princeton Credit Corporation, a company engaged in the business of buying, selling and leasing high technology products, to Greyvest Capital, Inc., a Toronto Stock Exchange company, where he has served since April 1995 as General Manager. Prior to the sale, Mr. Roma was President and Chief Operating Officer of Princeton
  Credit  Corporation.    He  previously  served  as  Vice  President  of
  Sales/Northeast Region of Atlantic Computer Systems, Inc., which was liquidated as a result of the bankruptcy proceedings of its parent company, Atlantic Computer Systems, PLC. Prior to holding this position, he was a principal and President and Chief Operating Officer of Princeton Computer Group, Inc., which was sold to Atlantic Computer Systems, Inc. in 1988. Mr. Roma was a co-founder of Princeton Computer Systems, Inc., in 1980, which was a minicomputer, turnkey supplier and was the predecessor of Princeton
  Computer  Group,  Inc.    Prior to joining Princeton Computer Systems, Inc.,
  Mr. Roma spent 13 years with Zale Corporation (a Fortune 500 retailing and manufacturing concern), eventually holding the positions of Vice President of MIS and Senior Vice President of Administration.


  Non-Director Executive Officers

          Set forth below is certain information with respect to each executive officer of the Company who is not also a director of the Company:

          STEPHEN B. GRAY has been Senior Vice President-Sales, Marketing and Support of the Company since December 1994. From April 1994 to December 1994, he served as President and Chief Executive Officer of Human Resources Development, Inc., a Boca Raton, Florida-based developer and supplier of human resources services to Fortune 500 companies. From July 1993 through April 1994, Mr. Gray was an independent consultant, engaged in assisting both private and publicly-held companies with strategy development, internal
  operational  reviews  and  shareholder  value  enhancement  programs.   From
  September 1988 through June 1993, he held a series of management positions within Siemens Nixdorf USA, the last as Vice President, (reporting to the
  Chief  Executive  Officer    and  Board  of  Directors), and a member of the
  executive committee overseeing Siemens Information Systems businesses in the





  United States. Prior to joining Siemens, Mr. Gray previously held a series of rapidly progressive positions within IBM including various technical, sales and marketing assignments.

          MARK  A.  SIMMONS  has been the Company s Vice President - Operations
  and  Chief  Financial  Officer  since  January  1995.   His responsibilities
  include  finance,  administration,  purchasing/materials  management  and
  production.    Mr.  Simmons  is  a finance professional and Certified Public
  Accountant. From 1987 through 1994, he was with the Communications Division of General Instrument Corporation where he served as Controller from 1992 through 1994 and Manager of Financial Reporting and Accounting Services from 1987 to 1992. From 1985 to 1987, Mr. Simmons was Accounting Manager for UGI Development Company, an oil and gas equipment supplier. Prior to this, he was with KPMG Peat Marwick.

          ROBERT  M.  GROLL  has been Vice President - Marketing of the Company
  since  March  1986.    From  1970 until joining the Company in June 1985, as
  Director of Marketing, Mr. Groll was the President of PTM Associates, Inc. ("PTM"), a firm engaged in management consulting in the areas of technical marketing and computer system design. While with PTM, during 1983 and 1984, Mr. Groll became Vice President of Cable Applications, Inc., a New York corporation, where he was responsible for initiating and managing new product development efforts.

          The officers of the Company are elected by the Board of Directors at its first meeting after each annual meeting of the Company's shareholders and hold office until their successors are chosen and qualified, until their death, or until they resign or have been removed from office. No family relationship exists between any director or executive officer and any other director or executive officer.

  Board Meetings and Committees

          The Nominating Committee of the Board of Directors currently consists of Messrs. Gould and Roma. The Nominating Committee nominates members of the Board of Directors and it will consider nominees recommended by shareholders. The Nominating Committee held two meetings during fiscal 1995.

          The Board of Directors has a Compensation/Stock Option Committee which currently consists of Messrs. Deixler, Roma, and Gent. The function of the Compensation/Stock Option Committee is to review and establish policies, practices and procedures relating to compensation of key employees, including officers and directors who are key employees, outside directors and consultants, to grant cash and non-cash bonuses to employees
  and    grant  non-plan  stock  options  and  warrants  to employees, outside
  directors   and  consultants  and  to  administer  employee  benefit  plans, including all stock option plans of the Company. During the fiscal year ended March 31, 1995, there was action taken by unanimous written consent on seven occasions.

          The Board of Directors has no standing audit committee or any other committee performing similar functions.








          During the Company's fiscal year ended March 31, 1995, there were twelve meetings of the Board of Directors. Each of the members of the Board of Directors who is currently a nominee for election attended 75% or more of the meetings of the Board of Directors during fiscal 1995 and attended all of meetings held by the committees on which such nominee served.

  Compensation of Directors

          During fiscal 1995, the directors did not receive any compensation for their attendance at Board of Directors meetings.

          In addition, subject to shareholder approval at the Meeting,
  the  Company's  1994  Plan   provides that each non-employee director of the
  Company receives formula grants of stock options under the 1994 Plan, as described below.

          Immediately following each annual meeting of shareholders of the Company at which directors are elected (an "Annual Meeting") during the term of the Plan, every person who is a non-employee director ("Non-Employee Director") at such time, whether or not elected at such meeting, shall be granted an option ("Non-Employee Director Option") to purchase 10,000 shares of Common Stock. In addition, on the day an individual first becomes a Non-Employee Director if other than at an Annual Meeting, such Non-Employee Director shall be granted an option to purchase a number of shares of Common Stock equal to 2,500 multiplied by the number of full three-month periods remaining until the first anniversary of the immediately preceding Annual Meeting. Each Non-Employee Director Option shall become exercisable as to 2,500 shares of Common Stock upon each three-month anniversary of the date of grant, provided that the holder continues to serve as a Non-Employee Director on such date; and further provided, that if the next Annual Meeting is held on or before the first anniversary of the immediately preceding Annual Meeting, the last 2,500 shares of Common Stock under such Non-Employee Director Option shall become exercisable on the day preceding the next Annual Meeting (if he continues to be a Non-Employee Director on such date). As formula grants under the 1994 Plan, the foregoing grants of options to directors are not subject to the determinations of the Board of Directors or the Compensation/Stock Option Committee. For information on the 1994 Plan and the proposal for the amendment, see "Approval of Amendment to the Company's 1994 Stock Option Plan."

          Commencing October 1, 1995, each of the Company's Non-Employee Directors traveling more than fifty miles to a Board meeting shall be reimbursed for all reasonable travel expenses upon receipt by the Company of proper documentation.

  Executive Officers

          The executive officers of the Company are Stephen M. Deixler, Chairman of the Board of Directors and Treasurer, Lonnie L. Sciambi, President and Chief Executive Officer, Stephen B. Gray, Senior Vice President-Sales, Marketing and Support, Mark A. Simmons, Vice President-Operations, and Chief Financial Officer, Michael Radomsky, Executive Vice President, William H. Whitney, Vice President-Research and Development and Assistant Secretary, and Robert M. Groll, Vice President-Marketing.







               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

          The following table sets forth the number of shares of Common Stock known to the Company to be beneficially owned as of August 11, 1995 by (i) holders known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock of the Company, (ii) each of the directors and nominees, (iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below, and
  (iv) all directors and executive officers of the Company as a group, and the percentage of the total outstanding shares of Common Stock such shares represented as of August 11, 1995. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

                                    Number of Shares
  Name and Address of               Beneficially
  Beneficial Owner                  Owned*                  Percent of Class

  Stephen M. Deixler(1)             653,037                    17.7%
  371 Eagle Drive
  Jupiter, Florida 33477

  David I. Gould(2)                 320,137                     8.6%
  10844 White Aspen Way
  Boca Raton, Florida  33428

  Michael Radomsky(3)               221,537                     6.0%
  8 Zaydee Drive
  Edison, New Jersey 08837

  William H. Whitney (4)            115,096                     3.1%
  15 Jackson Avenue
  Chatham, New Jersey 07928

  Robert M. Groll(5)                 66,082                     1.8%
  52 Village Lane
  Freehold, New Jersey 07728

  Michehl R. Gent                    49,160                     1.3%
  916 Aspen Drive
  Plainboro, New Jersey 08536

  Stephen P. Roma(6)                376,904                    10.2%
  91 Durand Drive
  Marlboro, New Jersey 07748







                                     Number of Shares
  Name and Address of                Beneficially
  Beneficial Owner                   Owned*                    Percent of Class


  Lonnie L. Sciambi(7)               51,657                    1.4%
  262 N. Maple Avenue
  Basking Ridge, New Jersey 07920

  Stephen B. Gray(8)                 20,770                     **
  37 Shy Creek Road
  Alexandria, New Jersey 08867

  Special Situations Fund,          455,000                    12.3%
  III, L.P. (9)

  MGP Advisers Limited              455,000                    12.3%
  Partnership (9)

  AWM Investment Company,           615,000                    16.7%
  Inc. (9)

  Austin W. Marxe (9)               615,000                    16.7%

  Directors and executive
  officers as a group             1,884,906                    49.2%
  (11 Persons)

_________________
  * All shares and per share amounts have been adjusted to take into account the Company's Reverse Stock Split.

 **  Less than 1% of the outstanding shares of Common Stock.

     (1) Does not include 214,436 shares of Common Stock owned by Mr. Deixler's wife, mother, children and grandchildren as to which shares Mr. Deixler disclaims beneficial ownership. Includes 90,000 shares of Common Stock of which Mr. Deixler is the beneficial owner, and which have been issued to and are registered in the name of Olen and Company custodian f/b/o Stephen M. Deixler.

     (2) Includes 50,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted outside the Company's 1984 Stock Option Plan (the "1984 Plan") and the 1994 Plan ("Non-Plan Options").

     (3) Includes 7,133 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.







     (4) Includes 7,115 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

     (5) Includes 10,000 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the Company's 1984 Plan. Also includes 11,915 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

     (6) Includes 47,877 shares of Common Stock held by Donaldson, Lufkin & Jenrette Securities Corporation custodian f/b/o Stephen P. Roma, IRA. Includes 8,400 shares of Common Stock held by Mr. Roma and his wife as joint tenants. Does not include 1,200 shares of Common Stock held by Mr. Roma as custodian for his son or 29,108 shares owned by Mr. Roma's wife, some of which are held in Mrs. Roma's individual retirement account, as to which shares Mr. Roma disclaims beneficial ownership.

     (7) Includes 26,657 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

     (8) Includes 20,770 shares of Common Stock which may be acquired pursuant to currently exercisable options granted under the 1994 Plan.

     (9)   Special  Situations Fund III, L.P., a Delaware limited
           partnership   (the "Fund"),  MGP  Advisers  Limited
           Partnership, a Delaware limited partnership ("MGP"), AWM Investment Company, Inc., a Delaware corporation ("AWM"), and Austin W. Marxe have filed a Schedule 13G, the latest amendment of which is dated January 6, 1995, with respect to a total of 600,000 shares of Common Stock. All presented information is based on the information contained in the Schedule 13G and subsequent information known to the Company. The address of each of the reporting persons is 153 East 53rd Street, New York, New York 10022. The Schedule 13G indicates that: the Fund has sole voting and dispositive power with respect to 455,000 shares; MGP has sole dispositive power with respect to 455,000 shares; AWM has sole voting power with respect to 160,000 shares and sole dispositive power with respect to 615,000 shares; and Mr. Marxe has sole voting power with respect to 160,000 shares, shared voting power with respect to 455,000 shares and sole dispositive power with respect to 615,000 shares. MGP is a general partner of and investment advisor to the Fund. AWM, which is primarily owned by Mr. Marxe, is the






            sole general partner of MGP. Mr. Marxe, the principal limited partner of MGP and the President of AWM, is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP, the Fund and another fund that beneficially owns shares included in the shares beneficially owned by AWM and Mr. Marxe.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934

          During the fiscal year ended March 31, 1995, the following person has failed to file on a timely basis, a certain report required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"): Mr. Roma filed one late report, a Form 5, disclosing the expiration of an option granted outside the Company s stock option plans. The Company is not aware of other late filings, or failures to file, any other reports required by Section 16(a) of the Exchange Act.











































                             EXECUTIVE COMPENSATION

                  The following table summarizes the compensation paid or accrued by the Company during the three fiscal years ended March 31, 1995, to those individuals who as of March 31, 1995 served as the Company's Chief Executive Officer during fiscal 1995 and to the Company's five most highly compensated officers other than those who served as the Chief Executive Officer during fiscal 1995 (these seven executive officers being hereinafter referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                          Annual Compensation        Long Term Compensation
                                                     Awards         Payouts


                                 Other
Name and                         Annual   Restricted Securities  LT-   All Other
Principal                        Compen-  Stock      Underlying  IP    Compensa-
Position    Year  Salary  Bonus  sation   Award(s)   Options(#)  Payouts tion($)

Stephen    1995      0      0       0      0          0           0       0
M.Deixler  1994      0      0       0      0          0           0       0
Chairman(1)1993  10,800     0       0      0          0           0       0

Lonnie L.  1995 129,135(7)39,375(5) 0      0        26,595        0       0
Sciambi,
President
Chief Exe-
cutive
Officer(2)

Stephen    1995  42,000(7) 2,213(3) 0      0        40,000         0      0
B. Gray
Senior Vice-
President

David I.   1995 100,000      0      0       0       50,000         0   1,800(4)
Gould      1994 100,000      0      0       0         0            0   2,770(4)
Vice       1993 100,000 12,500(6)   0       0         0            0      0
Chariman

Michael    1995 111,588  2,910(3)   0       0        1,192         0   1,997(4)
Randomsky  1994 100,000      0      0       0         0            0   2,770(4)
Executive  1993 100,000 12,500(6)   0       0         0            0      0
Vice-
President

William H. 1995 111,588  2,841(3)   0       0        1,209         0   1,997(4)
Whitney    1994 100,000      0      0       0         0            0   2,770(4)
Vice-      1993 100,000 12,500(6)   0       0         0            0      0
President
Research &
Development

Robert M.  1995 100,000  2,410(3)   0       0        5,908         0   1,800(4)
Groll Vice 1994 100,000      0      0       0         0            0   2,770(4)
President  1993 100,000 12,500(6)   0       0       10,000         0      0
Marketing






 (1) The Company does not have a written employment agreement with Mr. Stephen M. Deixler, the Company's Chairman of the Board. However, under an informal agreement, the Company has agreed to pay him $1,000 per day to perform such services as jointly agreed to by the Company and Mr. Deixler, and approved by the Board of Directors. Mr. Deixler relinquished his position as Chief Executive Officer to Mr. Lonnie L. Sciambi on October 11, 1994.

 (2) On October 11, 1994, the Company entered into an employment agreement with Mr. Lonnie L. Sciambi appointing him Chief Executive Officer of the Company.

 (3) Represents compensation earned under the Company s Incentive Bonus Plan for the fiscal year ended March 31, 1995 (the "Incentive Plan"). The Incentive Plan covers all Company employees and was effective as of October 1, 1994. The Incentive Plan is based on achievement in three specific areas - Company revenue, Company operating income, and individual/ departmental objectives.

 (4) Represents  contribution  of  the  Company  under the Company's 401(k)
     Plan.

 (5) Represents $4,375 in compensation earned under the Incentive Plan as described in (3) above as well as a stock bonus award of 25,000 shares of the Company s Common Stock granted on October 11, 1994, pursuant to Mr. Sciambi's employment agreement with the Company, which shares had a fair market value of $1.40 per share on the date of grant or $35,000 in the aggregate.

 (6) Before the commencement of fiscal years 1992 and 1993, the Board of Directors consented to provide performance bonuses to Messrs. Gould, Radomsky, Whitney and Groll for fiscal years 1992 and 1993. The bonuses were calculated to be an amount equal to 5% of each fiscal year's net profit, after taxes, for each of the above mentioned officers. The bonuses could not exceed $150,000 for each officer. Payment for bonuses earned for fiscal years 1992 and 1993 was deferred until fiscal year 1994. In July 1993, the Board of Directors adopted a bonus plan for fiscal year 1994 pursuant to which each executive officer of the Company would be entitled to earn a bonus of up to a maximum of six percent (6%) of after-tax profits in the form of Non-Plan Options. Awards were to be made at the end of the 1994 fiscal year pursuant to a weighted formula based on revenue, after-tax profits and stock price as of the close of the fiscal year. The number of options to be granted were to be determined by dividing the dollar amount of the bonus by $1.50, the per share exercise price of the options to be granted. The Board of Directors has waived any bonus payments for fiscal year 1994 and has decided to discontinue this bonus plan commencing with fiscal year 1995.

 (7) Compensation for Messrs. Sciambi and Gray includes payments they earned as consultants of the Company in the amounts of $45,000 and $42,000, respectively. Messrs. Sciambi and Gray served as consultants to the Company prior to the time they became full-time employees pursuant to their employment agreements with the Company dated October 11, 1994 and March 27, 1995, respectively.






                    Option Grants in Fiscal Year 1995

          The following table sets forth certain information concerning stock option grants during the year ended March 31, 1995 to the Named Executive Officers (after giving effect to the Reverse Stock Split):

                                     Individual Grants



                                     Percent
                      Number of      of Total
                      Securities     Options          Exercise
                      Underlying     Granted to       or Base
                      Options        Employees in     Price      Expiration
Name                  Granted(#)     Fiscal Year      ($/Sh)        Date


Stephen M. Deixler           0             0                0

Lonnie L. Sciambi       25,000           8.5%           $1.83       10/10/99
                         1,595           0.5%           $2.14            (1)

Stephen B. Gray         40,000          13.6%           $2.75            (2)

David I. Gould          50,000(3)       17.0%           $1.92       11/13/99

Michael Radomsky         1,192           0.4%           $2.14            (1)

William H. Whitney       1,209           0.4%           $2.14            (1)

Robert M. Groll          5,000           1.7%           $1.83       10/10/99
                           908           0.3%           $2.14            (1)

-----------------

 (1) One-third of options are exercisable on or after April 1, 1995 with an expiration date of March 31, 2000, an additional one-third are exercisable on or after April 1, 1996 with an expiration date of March 31, 2001 and an additional one-third are exercisable on or after April 1, 1997 with an expiration date of March 31, 2002.

 (2) One-third of options are exercisable on or after March 27, 1995 with an expiration date of March 26, 2000, an additional one-third are exercisable on or after March 27, 1996 with an expiration date of March 26, 2001 and an additional one-third are exercisable on or after March 27, 1997 with an expiration date of March 26, 2002.

 (3) Granted on November 14, 1994 outside of the Company's 1984 Plan and the Company's 1994 Plan. These options replace options which were issued under the 1994 Plan and subsequently canceled. (The options granted on August 10, 1994 had replaced options which were granted under the 1984 Plan and subsequently canceled.)










                       Aggregated Option Exercises in Fiscal Year 1995
                              and Fiscal Year-End Option Values

          The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended March 31, 1995 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on March 31, 1995 (after giving effect to the Reverse Stock Split).

                                             Number of
                                             Securities         Value of
                                             Underlying         Unexercised
                                             Unexercised        In-the-Money
                                             Options            Options at
                  Shares                     at FY-End(#)       FY-End($)(1)
                  Acquired on   Value        Exercisable/       Exercisable/
  Name            Exercise (#)  Realized($)  Unexercisable      Unexercisable

Stephen M. Deixler      0            0            0                  0

Lonnie L. Sciambi       0            0       25,531/1,064       $26,515/$782

Stephen B. Gray         0            0       20,000/20,000      $2,500/$2,500

David I. Gould          0            0         50,000/0           $47,750/$0

Michael Radomsky        0            0          397/795            $292/$584

William H. Whitney   20,000     $3,000          403/806            $296/$592

Robert M. Groll         0            0         15,303/605        $21,698/$445


_______________________

(1) The average price for the Common Stock as reported by the National Quotation Bureau on March 31, 1995 was $2.875 per share. Value is calculated on the basis of the difference between the option exercise price and $2.875 multi-plied by the number of shares of Common Stock underlying the options.


















  Employment Contracts, Termination of Employment and Change of Control Arrangements

          The Company entered into employment agreements with each of Messrs. Robert M. Groll, Michael Radomsky and William H. Whitney, which commenced as of January 1, 1994 and expire on December 31, 1996. Each agreement provides for a salary of not less than $100,000 per year to continue through the term of the agreement unless terminated for cause. Each agreement also provides each executive during the term with disability payments, reimburse-ment for reasonable expenses and fringe benefits that generally are available to the Company's executives. Each of the executives have agreed not to dis-close any confidential information of the Company during the term of his employment or thereafter and will not compete with the Company for a period of two years following termination of his employment.

          Mr. Gould had a three-year employment agreement with the Company on substantially the same terms as the above executive officers, which agree-ment expired on April 30, 1995, after which time he became a consultant to the Company pursuant to a consulting agreement. See Certain Relationships and Related Transactions.

          On October 11, 1994, the Company entered into an employment agreement with Mr. Lonnie L. Sciambi in which he was appointed Chief Executive Officer of the Company for a period of three (3) years. The agreement provides for an initial annual salary of $175,000 from the commencement of the agreement until March 31, 1995 ("Initial Salary") with additional annual increases or decreases in the Initial Salary based upon the Company's performance in the prior fiscal year measured against the achievement by the Company of certain performance goals as established by the Board of Directors with respect to certain weighted performance criteria. Pursuant to the employment agreement, Mr. Sciambi also received a bonus of 25,000 shares of the Company's Common Stock as well as options to acquire 25,000 shares of Common Stock under the Company's 1994 Plan. Mr. Sciambi shall also receive in accordance with the agreement, disability payments, reimbursement for reasonable expenses and fringe benefits that generally are available to the Company s executives. Mr. Sciambi has agreed not to disclose any confidential information of the Company during the term of his employment or thereafter and will not compete with the Company for a period of two years following termination of his employment.

          On November 14, 1994, the Board of Directors approved the termination of its employment agreement with Mr. P. David Bocksch, the Company's then President and Chief Operating Officer and simultaneously approved a consulting agreement with Mr. Bocksch to be effective as of such date, which agreement has subsequently been terminated. See Certain Relationships and Related Transactions.

          On March 27, 1995, the Company entered into an employment agreement with Mr. Stephen B. Gray, in which he was appointed Senior Vice President - Sales, Marketing and Support for a period of one (1) year with an option to renew for two (2) additional years. The agreement provides for an initial annual salary of $125,000 from the commencement of the agreement until March 31, 1995 ("Initial Salary") with additional annual increases or decreases in the Initial Salary based upon the Company's performance in the prior fiscal year measured against the achievement by the Company of certain performance goals as established by the Board of Directors with respect to certain weighted performance criteria. Pursuant to the employment agreement, Mr. Gray also received options to acquire 40,000 shares of Common Stock under
  the Company's 1994 Plan.   As additional compensation, Mr. Gray shall be
  entitled to receive at the end of each quarterly fiscal period, a cash bonus in the amount of 2.5% of the difference between the actual revenue of the Company in a given fiscal quarter and the revenue






  performance goal set by the Board for such fiscal quarter. In addition, Mr. Gray shall receive in accordance with the agreement, disability payments, reimbursement for reasonable expenses and fringe benefits that generally are
  available to the Company's executives.   Mr. Gray has agreed not to disclose
  to anyone confidential information of the Company during the term of his employment or thereafter and will not compete with the Company for a period of two years following termination of his employment.


                                    CERTAIN TRANSACTIONS

          In May 1993, the Company completed a private placement (the "Private Placement") to accredited investors of an aggregate of 800,000 shares (after giving effect to a one-for-five reverse stock split) of the Company's Common Stock for $1,000,000. In connection with the Private Placement, Stephen M. Deixler, an executive officer and a director of the Company and Stephen P. Roma, a director of the Company, each purchased 90,000 shares of the Company's Common Stock at $1.25 per share. Each of them paid by a promissory note in the principal amount of $112,500, which was due on June 2, 1993. The notes provided that if not paid when due, interest would accrue at 10% per year. The principal amount of the notes was paid on July 23, 1993, and the interest has been waived by the Company. Additionally, in connection with the Private Placement, Special Situations Fund, III, L.P., purchased 440,000 shares of the Company's Common Stock at $1.25 per share for $550,000.

          On September 20, 1993, the Company effectuated a one-for-five reverse stock split of its shares of Common Stock.

          On November 11, 1994, the Company entered into a consulting agreement with Mr. P. David Bocksch, a former executive officer and a current director of the Company, and simultaneously terminated its existing employment agreement with Mr. Bocksch. The consulting agreement, which provided for an annualized payment of $100,000 per year, as well as certain benefits for a six-month period, was subsequently terminated on May 5, 1995, at which time all payments ceased thereunder. In addition, an option held by Mr. Bocksch to acquire 170,000 shares of the Company s Common Stock under the 1984 Plan was deemed canceled as of November 11, 1994.

          Mr. David I. Gould, formerly an executive officer and a current direc-tor of the Company entered into a consulting agreement with the Company which become effective on May 1, 1995 upon the expiration date of his employment agreement on April 30, 1995. The consulting agreement provides for a four-year term, with an automatic one year renewal, and compensation at the rate of $1,000 per day for services provided. The consulting agreement further provides that Mr. Gould will not receive less than $40,000 nor more than $220,000 per year, and that the rendering of any services above $40,000 must be with the prior approval of the Company.

                               PROPOSAL NO. 2
       APPROVAL OF AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN

          The Company's 1994 Plan (the "1994 Plan") was adopted by the Company's Board of Directors in August 1994 and approved by the Company's
  shareholders in  September  1994.   In July 1995, the Company's Board of
  Directors approved an amendment to the 1994 Plan and directed that the amendment be submitted to the Company's shareholders for approval at the Meeting. The amendment (i) provides for the annual award under the 1994 Plan to non-employee directors of the Company of options to purchase up to 10,000 shares of Common Stock, and (ii) increases by 500,000, from 250,000 to 750,000, the number of shares of Common Stock for which options may be granted under the 1994 Plan. The Board of Directors adopted the amendment upon evaluating the Company's existing compensation programs and the company's long-range goals and expansion plans.

          The Board concluded that the annual awards to non-employee directors would benefit the Company by providing those directors with a favorable opportunity to become holders of shares of Common Stock, thereby providing them with a stake in the growth and prosperity of the Company, enabling them to represent the viewpoint of other shareholders of the Company more effecti-vely and encouraging them to continue serving as directors of the Company. The Board also concluded that the increase in the number of shares of Common Stock covered by the 1994 Plan was necessary for the Company to continue to attract, motivate and retain qualified employees, consultants and directors.

          Subject to shareholder approval of the amendment to the 1994 Plan, set forth below is the number of shares of Common Stock underlying options currently determined to be granted under the 1994 Plan each calendar year (as defined in the 1994 Plan) to each of the persons indicated:



       Name                                                  Number of Options

 Stephen M. Deixler - Chairman, Treasurer  . . . . . . . . . . . .   10,000

 Lonnie L. Sciambi - President, CEO  . . . . . . . . . . . . . . .        0

 Stephen B. Gray - Senior Vice President-Sales . . . . . . . . . .        0

 David I. Gould    . . . . . . . . . . . . . . . . . . . . . . . .   10,000

 Michael Radomsky - Executive Vice President, Secretary  . . . . .        0

 William H. Whitney - Vice President -  Research & Development . .        0

 Robert M. Groll - Vice President - Marketing  . . . . . . . . . .        0

 Executive Officers as a Group . . . . . . . . . . . . . . . . . .        0

 Non-Executive Directors as a Group  . . . . . . . . . . . . . . .   40,000

 Non-Executive Officer Employee Group  . . . . . . . . . . . . . .        0

                      THE 1994 STOCK OPTION PLAN

          The following is a discussion of certain terms of the 1994 Plan, as amended:

  Share Subject to the 1994 Plan

          The maximum number of shares as to which options may be granted under the 1994 Plan (subject to adjustment as described below) is 750,000 shares of Common Stock. Upon expiration, cancellation or termination of unexercised options, the shares of Common Stock subject to such options will again be available for the grant of options under the 1994 Plan.

  Type of Options

          Options granted under the 1994 Plan may either be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options.

  Administration

          The 1994 Plan is administered by a Stock Option Committee (the "1994 Committee") consisting of at least two members of the Board of Directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

  Eligibility

          Plan participation is limited to key employees (including officers and directors who are key employees), non-employee directors and con-
  sultants, of the Company  or  of  any  subsidiary  of  the  Company.    The
  aggregate fair market value (determined at the time the option is granted) of shares with respect to which incentive stock options may be granted under the 1994 Plan or any other plan of the Company or any parent or subsi-diary which are exercisable during any calendar year may not exceed $100,000. The maximum number of shares subject to options that may be granted to any one person during any calendar year under the 1994 Plan may not exceed 75,000 shares.

  Terms and Conditions of Options

          The options granted under the 1994 Plan will be subject to, among other things, the following terms and conditions:

              a. Options granted to key employees ("Employee Options") or options granted to consultants ("Consultant Options") may be granted for terms determined by the 1994 Committee; provided, however, that the term of an incentive stock option may not exceed 10 years (5 years if the option holder owns or is deemed to own more than 10% of the voting power of the Company).

              b. Immediately following each annual meeting of shareholders of the Company at which directors are elected (an "Annual Meeting") during the term of the Plan, every person who is a non-employee director option ("Non-Employee Director") at such time, whether or not elected at such meeting, shall be granted an option ("Non-Employee Director Option") to purchase 10,000 shares of Common Stock. In addi-tion, on the day an individual first becomes a Non-Employee Director if other than at an Annual Meeting, such Non-Employee Director shall be granted an option to purchase a number of shares of Common Stock equal to 2,500 multiplied by the number of full three-month periods remaining until the first anniversary of the immediately preceding Annual Meeting. Each Non-Employee Director Option shall become exercisable as to 2,500 shares of Common Stock upon each three-month anniversary of the date of grant, provided that the holder continues to serve as a Non-Employee Director on such date; and further provided, that if the next Annual Meeting is held on or before the first anniversary of the immediately preceding Annual Meeting, the last 2,500 shares of Common Stock under such Non-Employee Director Option shall become exercisable on the day preceding the next Annual Meeting (if he continues to be a Non-Employee Director on such date). In the event the remaining shares available for grant under the Plan are not sufficient to grant the Non-Employee Director Options to each such Non-Employee Director in any year, the number of shares subject to the Non-Employee Director Options for such year shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options or the amount, the price or the timing with respect thereto. A Non-Employee Director shall not be entitled to receive any options under the Plan other than Non-Employee Director Options. Subject to earlier termination as provided in the Plan, the term of each Non-Employee Director Option shall be five years.

              c. The exercise price of the shares of Common Stock subject to Employee Options and Consultant Options will be determined by the 1994 Committee; provided, however, that the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided that the exercise price of an incentive stock option granted to an employee who owns (or is deemed to own) more than 10% of the voting power of the Company must be at least 110% of the fair market value of the Common Stock subject to such incentive stock option on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option is equal to the fair market value of the Common Stock subject to the option the date of grant.

              d. Each option is payable in full upon exercise or, if the applicable stock option contract permits, in installments. Payment of the exercise price of an option may be made in cash or, if the appli-cable stock option contract permits, in shares of Common Stock or any combination thereof.

              e. Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the employee's lifetime only by him.

              f. If the employment of the holder of an Employee Option is terminated for any reason other than death or a permanent and total disability, the option may be exercised, to the extent exercisable by the holder on the date of such termination of employment, within three months thereafter, but not thereafter and in no event after expiration of the term of the option. However, if such employment was terminated either for cause or without the consent of the Company, such option shall terminate immediately. In the case of the death of the holder of an option while employed (or within three months after termination of employment, or within one year after termination of employment by reason of disability), his or her legal representa-tive or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. An optionee whose employment, was terminated by disability may exercise his or her Employee Option, to the extent exercisable at the time of such termination, within one year thereafter, but not thereafter and in no event after the expiration of the term of the Employee Option.

              g. Except as may otherwise be provided in the stock option contract, the holder of a Consultant Option whose consulting relation-ship with the Company has terminated for any reason may exercise such option to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship shall be terminated either (a) for cause, or (b) without the consent of the Company (other than as a result of the death or disability of the holder or a key employee of the holder), the option shall terminate immediately.

              h. Except as may otherwise be provided in the stock option contract, the holder of a Non-Employee Director Option who ceases to be a director with the Company for any reason or who becomes an employee or consultant of the Company or any of its subsidiaries, may exercise such option, to the extent exercisable, on the date of such termination, at any time during the term; provided, however, that if such relationship shall be terminated either for cause, the option shall terminate immediately.

              i. The Company may withhold cash and/or shares of Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligation to withhold federal, state and local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively the Company may require the holder to pay the Company such amount, in cash, promptly upon demand.

  Option Contracts

          Each option will be evidenced by a written contract between the Company and the optionee, containing such terms and conditions not inconsis-tent with the 1994 Plan as may be determined by the 1994 Committee.

  Adjustment in Event of Capital Changes

          Appropriate adjustments shall be made in the number and kind of share available under the 1994 Plan, in the number and kind of shares subject to each outstanding option, in the exercise prices of such options and in the maximum number of shares of subject to options that may be granted to any individual in any calendar year, in the event of any change in the Common Stock by reason of any stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like.

          In the event of (a) the liquidation or dissolution of the Company, or
  (b) a merger in which the Company is not the surviving corporation or a consolidation involving the Company, any outstanding options shall terminate, unless other provision
  is made therefore in the transaction.

  Indemnification by Company

          No member of the 1994 Committee is liable for any action or deter-mination made in good faith with respect to the 1994 Plan or any option. In addition, the Company will indemnify and hold each member of the 1994 Committee harmless from and against any liability, claim for damages and expenses incurred by reason of any action or failure to act under or in connection with the 1994 Plan or any option granted thereunder, to the fullest extent permitted with respect to directors of the Company under the Company's certificate of incorporation, by-laws or applicable law.

  Duration and Amendment of the 1994 Plan

          No option may be granted pursuant to the 1994 Plan after August 9, 2004. The Board of Directors may at any time terminate or amend the 1994 Plan, provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except as a result of the anti-dilution adjustment described above),(b) materially increase the benefits accruing to participants under the 1994 Plan or (c) change the eligibility requirements for individuals who may receive options.

  Federal Income Tax Treatment

          The following is a general summary of the federal income tax consequences under current tax law of incentive and non-qualified stock options. It does not purport to cover all of the special rules, including special rules relating to optionees subject to acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

           An optionee will not recognize taxable income upon the grant of an incentive stock option or a non-qualified stock option.

           In the case of an incentive stock option, no taxable income is recog-nized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option more than two years after the date of grant and more than one year after the transfer of shares to him or her, the optionee will recognize long-term capital gain
  or  loss and the Company will not be entitled to a deduction.    Long-term
  capital gains are generally taxed at more favorable rates than ordinary income. However, if the optionee disposes of such shares within the required holding period, a portion of his or her gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

          Upon the exercise of a non-qualified stock option, the optionee recog-nizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company is generally entitled to a deduction for such amount on the date of exercise. If the optionee later sells shares acquired pursuant to the non-qualified stock option, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held.

          In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to
  the extent it exceeds  the  optionee's  regular  tax.    For  this  purpose,
  upon the exercise of an incentive stock option, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for
  alternative  minimum  tax  purposes.   If an optionee is required to pay an
  alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive stock option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

          The Board of Directors recommends a vote FOR approval of the amendment to the Company's 1994 Stock Option Plan.















                                  PROPOSAL NO. 3
                           RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT ACCOUNTANTS


          The Board of Directors has selected the accounting firm of Price Waterhouse LLP to serve as independent accountants of the Company for the year ending March 31, 1996 and proposes the ratification of such decision. Price Waterhouse LLP has served as the principal independent accountants of the Company since March 13, 1995 and is familiar with the business and operations of the Company, and is intended to continue to serve for the year ending March 31, 1996. Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

          On February 21, 1995, the Company's Board of Directors approved the dismissal of Feldman Sablosky & Company as its independent accountants, whose dismissal took effect simultaneously with the Company's entering into an engagement letter with Price Waterhouse LLP. There was no adverse opinion or disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles contained in the reports of Feldman Sablosky & Company for the fiscal years ended March 31, 1993, March 31, 1994 or any later interim period that they served.

           During the Company's two most recent fiscal years in which they served, ended March 31, 1994 and the subsequent interim period preceding Feldman Sablosky & Company's dismissal on March 13, 1995, there were no disagreements with Feldman Sablosky & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman Sablosky & Company, would have caused Feldman Sablosky & Company to make reference in connection with its report concerning the Company's financial statements to the subject matter of the disagreements.

            On February 21, 1995, the Company's Board of Directors approved the proposal to engage Price Waterhouse LLP to be the Company's independent accountants for its fiscal year ended March 31, 1995, which engagement took effect as of the date the Company entered into a formal engagement letter on March 13, 1995.

            The Board of Directors recommends a vote FOR ratification of the selection of Price Waterhouse LLP as the independent accountants for the Company for the year ending March 31, 1996.




















                              SHAREHOLDER PROPOSALS

          Shareholders who wish to include proposals for action at the Company's 1996 Annual Meeting of Shareholders in next year's proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than April 19, 1996. Such proposals should be addressed to the Company's Secretary.


                                  OTHER MATTERS

           The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.


                          ANNUAL REPORT TO SHAREHOLDERS

            The Company's 1995 Annual Report to Shareholders has been mailed to shareholders prior to the mailing of this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

           A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, MICHAEL RADOMSKY, MICROFRAME, INC., 21 MERIDIAN ROAD, EDISON, NEW JERSEY 08820.

                                      By Order of the Board of Directors



                                      Michael Radomsky, Secretary

  Edison, New Jersey
  August 17, 1995

          SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

















 PROXY                                                                   PROXY

                                MICROFRAME, INC.
                 (Solicited on behalf of the Board of Directors)

             The undersigned holder of Common Stock of MICROFRAME, INC., revoking all proxies heretofore given, hereby constitutes and appoints Lonnie
 L. Sciambi and Stephen M. Deixler or either of them, Proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1995 Annual Meeting of Shareholders of MICROFRAME, INC., to be held at the offices of Bloomberg Business News, 499 Park Avenue, New York, New York 10022 on Monday, September 18, 1995 at 9:30 A.M., New York City time, and at any adjournment or postponement thereof.

             The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

             Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE


             The Board of Directors Recommends a Vote FOR all listed nominees and for each of Proposals 2 and 3

 (1)   Election of Seven       FOR all nominees listed       WITHHOLD AUTHORITY
                                                             to vote for all
       Directors               (except as marked to          nominees
                                the contrary) __             listed below __

 Nominees: Stephen M. Deixler, Lonnie L. Sciambi, David I. Gould, Michael Radomsky, William H. Whitney, Michehl R. Gent and Stephen P. Roma. (Instruction) To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.

 (2) Proposal to approve an amendment to the Company's 1994 Stock Option Plan which (i) increases by 500,000, from 250,000 to 750,000, the aggregate number of shares of Common Stock for which options may be granted thereunder and (ii) grants an annual award to each non-employee director of the Company of options to purchase up to 10,000 shares of Common Stock thereunder.

       FOR ___     AGAINST ___       ABSTAIN ___

 (3) Proposal to ratify the Board of Directors' selection of Price Waterhouse LLP as the Company's independent public accountants for the year ending March 31, 1996.

       FOR ___     AGAINST ___       ABSTAIN ___

 (4) The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.


 Dated _______________________________, 1995





         ______________________________________________________________

         ______________________________________________________________


                                  Signature(s)

 (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian, please give full title. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)



















